                                                                    EXHIBIT 10.5

                                NOBLE CORPORATION

                           RESTRICTED STOCK AGREEMENT

         THIS AGREEMENT, made as of the _____ day of _________, 20____, by and between NOBLE CORPORATION, a Cayman Islands exempted company limited by shares (the "Company"), and _____________________ ("Director");

                              W I T N E S S E T H:

         WHEREAS, the Board has adopted and the members of the Company have approved and ratified the Amended and Restated Noble Corporation 1992 Nonqualified Stock Option and Restricted Share Plan for Non-Employee Directors (the "Plan"), which provides for the automatic award of Restricted Shares to each Non-Employee Director of the Company; and

         WHEREAS, pursuant to the Plan and subject to and upon the terms and conditions herein provided, this Agreement evidences the award of Restricted Shares under the Plan to Director, who currently serves as a Non-Employee Director of the Company;

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Award. On the terms and conditions and subject to the restrictions, including forfeiture, hereinafter set forth, the Company hereby makes to Director a Restricted Share award (the "Award") of an aggregate of 4,000 ordinary shares (the "Restricted Shares"), par value U.S.$0.10 per share ("Ordinary Shares"), of the Company. The Award is made effective as of the date hereof (the "Award Date"). The Restricted Shares shall be issued to Director, subject to forfeiture as herein provided, without the payment of any cash consideration by Director. A certificate representing the Restricted Shares shall be issued in the name of Director as of the Award Date and delivered to Director on the Award Date or as soon thereafter as practicable. Director shall cause the certificate representing the Restricted Shares, upon receipt thereof by Director, to be deposited, together with stock powers and any other instrument of transfer reasonably requested by the Company duly endorsed in blank, with the Company pursuant to an escrow agreement substantially in the form of Exhibit A hereto (the "Escrow Agreement"). The Restricted Shares shall be delivered to Director upon vesting or assigned and transferred to and reacquired and canceled by the Company upon forfeiture, as hereinafter set forth, and in accordance with the terms and conditions of the Escrow Agreement. Unless and until the Restricted Shares are delivered to Director upon vesting, the Restricted Shares shall not be sold, assigned, transferred, discounted, exchanged, pledged or otherwise encumbered or disposed of by Director in any manner.

         2.       Vesting/Forfeiture.

         (a) Except as otherwise set forth in this Section 2 of this Agreement, the Award shall not be fully vested immediately but shall be subject to forfeiture in accordance with the following restricted periods:

         (i) One-third of the awarded shares shall vest and no longer be subject to forfeiture on the first anniversary of the Award Date (or if such date is not a business day, the business ay immediately preceding such date); and

         (ii) One-third of the awarded shares shall vest and no longer be subject to forfeiture on the second anniversary of the Award Date (or if such date is not a business day, the business day immediately preceding such date); and

         (iii) One-third of the awarded shares shall vest and no longer be subject to forfeiture on the third anniversary of the Award Date (or if such date is not a business day, the business day immediately preceding such date).

         (b) Notwithstanding the foregoing, the Board shall have the authority to cancel all or any portion of any outstanding restrictions prior to the expiration of such restrictions with respect to any or all of the Restricted Shares as the Board may deem appropriate.

         (c) The Restricted Shares shall vest in Director in accordance with the restricted periods set forth above, and Director shall be entitled to have delivered to him or her a new certificate, without the legend referenced in
Section 9 of this Agreement, for the number of such vested Ordinary Shares.

         (d) If Director ceases to be a director of the Company on account of Director's (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect majority-owned subsidiary of the Company, then any Restricted Shares remaining subject to restrictions shall thereupon be forfeited by Director and transferred to, and reacquired by, the Company or an affiliate of the Company at no cost to the Company or such affiliate as of the date Director ceases to be a director of the Company.

         (e) If Director ceases to be a director of the Company, for any reason, prior to the satisfaction of the terms and conditions of this Agreement, any Restricted Shares remaining subject to restrictions shall thereupon be forfeited by Director and transferred to, and reacquired by, the Company or an affiliate of the Company at no cost to the Company or such affiliate; provided, however, if the cessation is due to Director's death, retirement or disability, the Board may, in its sole and absolute discretion, deem that the terms and conditions have been met for all or part of such remaining portion.

         (f) In the event of any forfeiture of Restricted Shares, Director, or in the event of his or her death, his or her personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the Restricted Shares remaining subject to such restrictions, accompanied by such instruments of transfer, if any, as may reasonably be required by the Secretary of the Company.

         3. Escrow Agreement. In accordance with Section 4.02(f) of the Plan, the Company has approved the form of the Escrow Agreement and prescribed its use hereunder in order to enforce the restrictions, terms and conditions applicable to the Restricted Shares.

         4. Rights as Member. Upon the issuance of a certificate or certificates representing the Restricted Shares to Director, Director shall become the owner thereof for all purposes and shall have all rights as a member of the Company, including, without limitation, voting rights and the right to receive dividends and distributions, with respect to the Restricted Shares, subject to the forfeiture provisions hereof. If the Company shall pay or declare a dividend or make a distribution of any kind, whether due to a reorganization, recapitalization or otherwise, with respect to the Ordinary Shares constituting the Restricted Shares, then the Company shall pay or make such dividend or other distribution with respect to the Restricted Shares.

         5.       Agreements Regarding Withholding Taxes.

         (a) Director may elect, within 30 days of the Award Date and on notice to the Company, to realize income for United States federal income tax purposes equal to the fair market value of the Restricted Shares on the date of award, which shall be the Award Date. In such event, Director shall make arrangements satisfactory to the Company to pay in the year of such award any United States federal, state or local taxes required to be withheld with respect to such shares. If Director fails to make such payments, the Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct in the year of such award any United States federal, state or local taxes of any kind required by law to be withheld with respect to such Ordinary Shares.

         (b) (i) No later than the date of the lapse of the restrictions on any of the Restricted Shares set forth herein, Director will pay to the Company or its subsidiaries, or make arrangements satisfactory to the Company regarding payment of, any United States federal, state or local taxes of any kind required by law to be withheld with respect to the Restricted Shares with respect to which such restrictions have lapsed.

         (ii) Director shall, to the extent permitted by law, have the right to deliver to the Company or its subsidiaries Restricted Shares to which Director shall be entitled upon the vesting thereof (or other Ordinary Shares owned by Director), valued at the fair market value of such shares at the time of such delivery to the Company or its subsidiaries, to satisfy the obligation of Director under Section 5(b)(i) of this Agreement.

         (iii) If Director does not otherwise satisfy the obligation of Director under Section 5(b)(i) of this Agreement, then the Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due to Director any United States federal, state or local taxes of any kind required by law to be withheld with respect to the Restricted Shares with respect to which the restrictions on the Restricted Shares set forth herein have lapsed.

         6. Non-Assignability. The Award is not assignable or transferable by Director.

         7. Newly-Issued Ordinary Shares. The Ordinary Shares awarded to Director as the Restricted Shares shall be newly-issued Ordinary Shares of the Company.

         8. Capital Adjustments. If any of the following events shall occur at any time while the Award is outstanding and any Restricted Shares have not either become vested or been forfeited, the following adjustments shall be made in the number of Ordinary Shares then constituting the Restricted Shares under the Award, as appropriate:

         (a) Share Dividend or Split; Combination. If the Company pays a dividend on its outstanding Ordinary Shares in Ordinary Shares or subdivides its outstanding Ordinary Shares into a greater number of Ordinary Shares, the number of Ordinary Shares then subject to the Award shall be proportionately increased. Conversely, if the outstanding Ordinary Shares are combined into a smaller number of Ordinary Shares, the number of Ordinary Shares then subject to the Award shall be proportionately reduced. An adjustment made pursuant to this
Section 8(a) shall become effective as of the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination.

         (b) Recapitalization or Reorganization. In case of any recapitalization or reclassification of the Ordinary Shares, or any merger, amalgamation or consolidation of the Company with or into one or more other corporations, or any sale of all or substantially all the assets of the Company, as a result of which the holders of the Ordinary Shares receive other stock, securities or property in lieu of or in addition to, but on account of, their Ordinary Shares, the Company shall make or cause to be made lawful and adequate provision whereby, upon the vesting of the Award after the record date for the determination of the holders of Ordinary Shares entitled to receive such other stock, securities or property, Director shall receive, in addition to the Ordinary Shares with respect to which the Award has vested, the shares of stock, securities or other property which would have been allocable to such Ordinary Shares had the Award vested immediately prior to such record date. The subdivision or combination of Ordinary Shares at any time outstanding into a greater or smaller number of Ordinary Shares shall not be deemed to be a recapitalization or reclassification of the Ordinary Shares for the purposes of this Section 8(b).

         9. Legend. Each certificate representing Restricted Shares shall conspicuously set forth on the face or back thereof, in addition to any legends required by applicable law or other agreement, a legend in substantially the following form:

         THE ORDINARY SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THE TERMS OF THE AMENDED AND RESTATED NOBLE CORPORATION 1992 NONQUALIFIED STOCK OPTION AND RESTRICTED SHARE PLAN FOR NON-EMPLOYEE DIRECTORS AND

         MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, DISCOUNTED, EXCHANGED, PLEDGED OR OTHERWISE ENCUMBERED OR DISPOSED OF IN ANY MANNER EXCEPT AS SET FORTH IN THE TERMS OF THE AGREEMENT EMBODYING THE AWARD OF SUCH SHARES DATED _______________, 200___. A COPY OF SUCH PLAN AND AGREEMENT IS ON FILE IN THE OFFICES OF THE CORPORATION.

         10. Defined Terms; Plan Provisions. Unless the context clearly indicates otherwise, the capitalized terms used (and not otherwise defined) in this Agreement shall have the meanings assigned to them under the provisions of the Plan. By execution of this Agreement, Director agrees that the Award and the Restricted Shares shall be governed by and subject to all applicable provisions of the Plan. This Agreement is subject to the Plan, and the Plan shall govern where there is any inconsistency between the Plan and this Agreement.

         11. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without regard to the principles of conflicts of laws thereof, except to the extent Texas law is preempted by Federal law of the United States or by the laws of the Cayman Islands.

         12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

         13. Entire Agreement; Amendment. This Agreement, together with any Exhibit and any other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, between the parties with respect to the subject matter hereof. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented by mutual consent of the parties hereto at any time, with respect to any of the terms contained herein, in such manner as may be agreed upon in writing by such parties.

         14. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if directed in the manner specified below, to the parties at the following addresses and numbers:

         (a) If to the Company, when delivered by hand, confirmed fax or mail (registered or certified mail with postage prepaid) to:

                           Noble Corporation
                           13135 S. Dairy Ashford, Suite 800
                           Sugar Land, Texas  77478
                           Attention:    Chief Executive Officer
                           Fax:    281-491-2398

                           With a copy to:

                           Noble Corporation
                           13135 S. Dairy Ashford, Suite 800
                           Sugar Land, Texas  77478
                           Attention: Corporate Secretary
                           Fax:  281-276-6316

         (b) If to Director, when delivered by hand, confirmed fax or mail (registered or certified mail with postage prepaid) to:

                           The address and number, if any, set forth opposite Director's signature below

Either party may at any time give to the other notice in writing of any change of address of the party giving such notice and from and after the giving of such notice the address or addresses therein specified will be deemed to be the address of such party for the purposes of giving notice hereunder.

         15. Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

         16. Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.

         17. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only, do not constitute a part of this Agreement, and shall not affect in any manner the meaning or interpretation of this Agreement.

         18. Gender. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

         19. References. The words "this Agreement," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Whenever the words "include," "includes" and "including" are used in this Agreement, such words shall be deemed to be followed by the words "without limitation."

         IN WITNESS WHEREOF, the Company and Director have executed this Agreement as of the date first above written.

                                      NOBLE CORPORATION


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



Address and fax number, if any:
                                      ------------------------------------------
                                      Name of Director:


------------------------------------

------------------------------------

------------------------------------

------------------------------------

Fax:
      ------------------------------

EXHIBIT A

                                NOBLE CORPORATION

                                ESCROW AGREEMENT
                           FOR RESTRICTED STOCK AWARD


         THIS ESCROW AGREEMENT, made as of the ____day of __________, 200___, by and among Noble Corporation, a Cayman Islands exempted company limited by shares (the "Company"), ___________________ ("Director"), and the Company, as escrow agent (the "Escrow Agent"), pursuant to a Restricted Stock Agreement dated of even date herewith (the "Restricted Stock Agreement") between the Company and Director;

                              W I T N E S S E T H:

         WHEREAS, the Company and Director desire the Escrow Agent to serve as Escrow Agent for the Deposit Shares (as hereinafter defined) as contemplated by
Section 1 of the Restricted Stock Agreement, and the Escrow Agent is willing to serve as Escrow Agent pursuant to the provisions hereof; and

         WHEREAS, the Restricted Stock Agreement requires that an Escrow Agreement in the form hereof be entered into by the parties hereto;

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Defined Terms. Each capitalized term used herein and not otherwise defined shall have the meaning accorded thereto in the Restricted Stock Agreement.

         2. Deposit of Shares. In order to enforce the restrictions, terms and conditions, including forfeiture, applicable to the Award of Restricted Shares to Director pursuant to the Restricted Stock Agreement, concurrent with the signing of the Restricted Stock Agreement, Director has deposited or caused to be deposited with the Escrow Agent the Restricted Shares, together with stock powers duly endorsed in blank by Director. The shares so deposited with the Escrow Agent and such stock powers are referred to herein collectively as the "Deposit Shares." The Deposit Shares shall be registered in the name of Director.

         3. Term. The Deposit Shares shall be held by the Escrow Agent in accordance with the terms of this Agreement from the date of deposit until the Deposit Shares have been disposed of by Escrow Agent in accordance with this Agreement.

         4. Disposition of the Deposit Shares.

         (a) Upon receipt by the Escrow Agent at any time of joint written instructions from the Chief Executive Officer of the Company and Director, the Escrow Agent will deliver the Deposit Shares in accordance with such instructions.

         (b) Upon receipt by Escrow Agent of the Company's notice that (i) a number of the Restricted Shares specified in such notice has been forfeited by Director (the "Forfeited Shares") and the Company is entitled to delivery of the Forfeited Shares pursuant to the Restricted Stock Agreement and (ii) the certificate representing the Deposit Shares, together with the stock powers duly endorsed in blank by Director, should be delivered to the Company, Escrow Agent shall promptly deliver the certificate representing the Deposit Shares and such stock powers to the Company. If the number of the Forfeited Shares is less than the number of the Deposit Shares then held in escrow hereunder, then the Company shall cause a new certificate to be issued for the remaining number of Deposit Shares represented by the certificate delivered to the Company and returned to the Escrow Agent to be held pursuant to the terms of this Escrow Agreement.

         (c) Upon receipt by Escrow Agent of the Company's notice that (i) a number of the Restricted Shares specified in such notice has become vested in Director (the "Vested Shares") and Director is entitled to delivery of the Vested Shares pursuant to the Restricted Stock Agreement and (ii) the certificate representing the Deposit Shares should be delivered to Director, Escrow Agent shall promptly deliver the certificate representing the Vested Shares to Director. If the number of the Vested Shares is less than the number of the Deposit Shares then held in escrow hereunder, then Director shall cause a new certificate to be issued for the remaining number of Deposit Shares represented by the certificate delivered to Director and returned to the Escrow Agent to be held pursuant to the terms of this Escrow Agreement.

         (d) The Escrow Agent shall not be required to inquire or make any investigation beyond the bounds of this Escrow Agreement in delivering all or any of the Deposit Shares.

         5. Certain Agreements of the Company and Director.

         (a) The Company agrees with Director to give the Escrow Agent prompt notice in accordance with Section 4(c) of this Escrow Agreement in the event of vesting of all or any of the Deposit Shares pursuant to the Restricted Stock Agreement.

         (b) Director acknowledges (i) that the disposition of the Deposit Shares pursuant to Section 4(b) or 4(c) of this Escrow Agreement may be made upon the unilateral action of the Company, (ii) that even in the event Director disagrees with the Company's notice or makes objection to the Escrow Agent with respect thereto, the Escrow Agent shall nevertheless be required to dispose of the Deposit Shares in accordance with the Company's notice and (iii) that any claim or remedy with respect to any dispute Director has concerning the delivery of all or any of the Deposit Shares to the Company pursuant to this Escrow Agreement or otherwise concerning the Restricted

Stock Agreement shall be raised only against the Company so long as the Escrow Agent acts in good faith.

         (c) The Company and Director hereby jointly and severally agree to indemnify, defend and hold harmless the Escrow Agent from and against any and all losses, damages, liabilities and expenses that may be incurred by the Escrow Agent arising out of or in connection with its performance of its duties as Escrow Agent hereunder in accordance with the terms hereof, including any legal costs and expenses of defending itself against any claims or liabilities, including, without limitation, its good faith disbursement of Deposit Shares pursuant to this Escrow Agreement.

         6. Escrow Agent.

         (a) The Escrow Agent shall not be required to use its own funds in the performance of any of its duties, or in the exercise of any of its rights or powers, with respect to the Deposit Shares.

         (b) The Escrow Agent may confer with its counsel with respect to any question relating to its duties or responsibilities hereunder and it shall not be liable for any act done or omitted by it in good faith on advice of counsel. It shall be protected in acting upon any certificate, statement, request, consent, agreement or other instrument whatsoever (not only as to its due execution or the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which it shall in good faith believe to be valid and to have been signed or presented by a proper person or persons. The Escrow Agent shall not be bound by any notice of a claim, or demand with respect thereto, or any waiver, modification, amendment, termination or rescission of this Escrow Agreement, unless in writing received by it, and if the duties of the Escrow Agent herein are affected, unless it shall have given its prior written consent thereto. The Escrow Agent shall not be liable or responsible for anything done or omitted to be done by it in good faith, it being understood that its liability hereunder shall be limited solely to gross negligence or willful misconduct on its part.

         7. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if directed in the manner specified below, to the parties at the following addresses and numbers

         (a) If to the Company, when delivered by hand, confirmed fax or mail (registered or certified mail with postage prepaid) to:

                           Noble Corporation
                           13135 S. Dairy Ashford, Suite 800
                           Sugar Land, Texas  77478
                           Attention:  Chief Executive Officer
                           Fax:  281-491-2398

                           With a copy to:

                           Noble Corporation
                           13135 S. Dairy Ashford, Suite 800
                           Sugar Land, Texas  77478
                           Attention: Corporate Secretary
                           Fax:  281-276-6316

         (b) If to Director, when delivered by hand, confirmed fax or mail (registered or certified mail with postage prepaid) to:

                           The address and number, if any, set forth opposite Director's signature on the Restricted Stock Agreement

         (c) If to the Escrow Agent, when delivered by hand, confirmed fax or mail (registered or certified mail with postage prepaid) to:

                           Noble Corporation
                           13135 S. Dairy Ashford, Suite 800
                           Sugar Land, Texas  77478
                           Attention: Escrow - Restricted Stock Award
                           Fax:  281-276-6316

Any party may at any time give to the others notice in writing of any change of address of the party giving such notice and from and after the giving of such notice the address or addresses therein specified will be deemed to be the address of such party for the purposes of giving notice hereunder.

         8. Assignment; Binding Effect. This Escrow Agreement is not assignable by the Escrow Agent and shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, personal representatives, successors and permitted assigns.

         9. Governing Law. This Escrow Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without regard to the principles of conflicts of laws thereof, except to the extent Texas law is preempted by Federal law of the United States or by the laws of the Cayman Islands.

         10. Termination. This Escrow Agreement shall be terminated only upon the delivery of all the Deposit Shares either to Director as Vested Shares or to the Company as Forfeited Shares, as the case may be, in accordance with the provisions hereof.

         IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the date first above written.


                                      NOBLE CORPORATION


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:




                                      ------------------------------------------

                                      Name of Director: ________________________


                                      NOBLE CORPORATION,
                                      as Escrow Agent


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title: